UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re Eastman Kodak Company	Case No. (Jointly Administered)		12-10202
	Reporting Period:		30-Jun-13
	Federal Tax I.D. #		16-0417150

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Information	MOR-1a	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post-petition Debts	MOR-4		X
Listing of Aged Accounts Payable			X
Accounts Receivable Reconciliation and Aging	MOR-5		X
Taxes Reconciliation and Aging	MOR-5		X
Payments to Insiders and Professionals	MOR-6		X
Post-petition Secured Notes Adequate Protection Payments	MOR-6		X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Eric Samuels		August 7, 2013
Signature of Authorized Individual*		Date

Eric Samuels
Printed Name of Authorized Individual

Chief Accounting Officer and Corporate Controller
Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Eastman Kodak Company		Form No.	Legal Entities and Notes to MOR
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	30-Jun-13
		Federal Tax I.D. #	16-0417150

Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Kodak Realty, Inc.	12-10201
Eastman Kodak Company	12-10202
Creo Manufacturing America LLC	12-10203
Eastman Kodak International Capital Company, Inc.	12-10204
Far East Development Ltd.	12-10205
FPC Inc.	12-10206
Kodak (Near East), Inc.	12-10207
Kodak Americas, Ltd	12-10208
Kodak Aviation Leasing LLC	12-10209
Kodak Imaging Network, Inc.	12-10210
Kodak Philippines, Ltd.	12-10211
Kodak Portuguesa Limited	12-10212
Laser-Pacific Media Corporation	12-10213
NPEC Inc.	12-10214
Pakon, Inc.	12-10215
Qualex Inc.	12-10216

Notes to the MOR:
This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee.  The financial information contained herein is unaudited, limited in scope and as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The unaudited combined financial statements have been derived from the books and records of the Debtors.  The information furnished in this report includes primarily normal recurring adjustments, but not all the adjustments that would typically be made for the quarterly and annual financial statements  to be in accordance with U.S. GAAP.  Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Eastman Kodak Company and its consolidated subsidiaries and affiliates (the "Company") apply in the preparation of its quarterly and annual financial information in accordance with U.S. GAAP.  Accordingly, upon the application of such procedures, the Company and Debtors believe that the financial information may be subject to change, and these changes could be material.

The Debtor combined financial statements presented in MOR-2 and MOR-3 do not include non-debtor subsidiaries and affiliates.  As such, intercompany balances related to non-debtor affiliates have not been eliminated.  Investment in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP.  Intercompany transactions between Debtors have been eliminated in the Debtor combined financial statements contained herein.   The amounts currently classified as liabilities subject to compromise may be subject to future change, as described below.

On May 10, 2012, the Bankruptcy Court entered an order establishing July 17, 2012 as the bar date for potential creditors to file proofs of claims. The Debtors have received approximately 6,200 proofs of claims, a portion of which assert, in part or in whole, unliquidated amounts.  The Debtors are continuing to reconcile such claims to the amounts listed by the Debtors in their schedule of assets and liabilities (as amended).  Differences in liability amounts estimated by the Debtors and claims filed by creditors will be investigated and resolved, including through the filing of objections with the Bankruptcy Court, where appropriate.  The Debtors may continue ask the Court to disallow claims that the Debtors believe are duplicative, have been later amended or superseded, are without merit, are overstated or should be disallowed for other reasons.  In addition, as a result of this process, the Debtors may identify additional liabilities that will need to be recorded or reclassified to liabilities subject to compromise.  In light of the substantial number of claims filed, the claims resolution process may take considerable time to complete. The resolution of such claims could result in material adjustments to the Debtors financial statements. The determination of how liabilities will ultimately be treated cannot be made until the Bankruptcy Court approves a plan of reorganization.  Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

On June 25, 2013, the Bankruptcy Court determined that the Debtors' amended disclosure statement contains the information necessary to enable creditors to vote on the Debtors' plan or reorganization ("POR").  The Debtors' have commenced voting procedures on the POR.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Company or Debtors in the future.  The Debtors and the Company caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes to MOR 4 and MOR 5:
The Debtors will disclose the ending accounts receivable and accounts payable balances as part of MOR 3.  Due to the volume of transactions related to customer and vendor billings and payments, agings of these items will be made available upon request.

Note to MOR 6:
The Debtors believe the various motions, filings, and orders that occur with the U.S. Bankruptcy Courts on a regular basis achieve the disclosure requirement of this MOR.

In re Eastman Kodak Company			Form No.	MOR-1
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	30-Jun-13
			Federal Tax I.D. #	16-0417150

Schedule of Cash Receipts and Disbursements
(Amounts in $'s)

				TIME PERIOD:
				6/1/2013 - 6/30/2013

Debtor	Case Number	Cash Receipts	Cash Disbursements	Total
Kodak Realty, Inc.	12-10201	$-	$-	$-
Eastman Kodak Company	12-10202	118,461,953	(140,791,830)	(22,329,877)
Creo Manufacturing America LLC	12-10203	-	-	-
Eastman Kodak International Capital Company, Inc.	12-10204	5,807,554	-	5,807,554
Far East Development Ltd.	12-10205	-	-	-
FPC Inc.	12-10206	332,332	(364,619)	(32,287)
Kodak (Near East), Inc.	12-10207	2,173,401	(3,015,621)	(842,220)
Kodak Americas, Ltd	12-10208	-	(89)	(89)
Kodak Aviation Leasing LLC	12-10209	-	-	-
Kodak Imaging Network, Inc.	12-10210		(231,311)	(231,311)
Kodak Philippines, Ltd.	12-10211	1,224,141	(1,189,980)	34,161
Kodak Portuguesa Limited	12-10212	-	-	-
Laser-Pacific Media Corporation	12-10213	-	-	-
NPEC Inc.	12-10214	-	(295,847)	(295,847)
Pakon, Inc.	12-10215	-	-	-
Qualex Inc.	12-10216	2,852,210	(1,510,023)	1,342,187

Notes to MOR 1:
Cash receipts and disbursement amounts are derived based on information from the Debtors bank statements. Cash receipts and disbursements between Debtors are not included in this schedule. Certain tax payments made by Eastman Kodak Company on behalf of the Debtors are included in the amounts under Eastman Kodak Company.

Cash receipts and cash disbursements related to debt agreements have been excluded from the cash receipts and disbursement totals above.

In re Eastman Kodak Company			Form No.	MOR-1a
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	30-Jun-13
			Federal Tax I.D. #	16-0417150

Bank Account Information
(Amounts in $'s)

Legal Entity	Case Number	Bank Name / Address	Account Number	Bank Balance
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2890	145,798
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1931	117,632
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2887	-
Eastman Kodak Company	12-10202	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	6550	Closed on June 6, 2013
Eastman Kodak Company	12-10202	Bank of Colorado-Front Range 1041 Main Street PO Box 939 Windsor, CO 80550	1232	13,439
Eastman Kodak Company	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	2763	965,026
Eastman Kodak Company	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0007	9220	Closed on November 29, 2012
Eastman Kodak Company [A]	12-10202	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0007	8751	2,202,831
Eastman Kodak Company	12-10202	Bank of the West, 1977 Saturn St Montery Park, CA 91755	1392	149,988
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	9217	252,005,293
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	1373	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	6005	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	8982	-
Eastman Kodak Company	12-10202	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	5619	-
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	0004	Closed on January 15, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	7377	Closed on January 14, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Clara City 55 NW First Street PO Box 430 Clara City, MN 56222	7390	Closed on January 14, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	0454	Closed on April 19, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5473	Closed on January 14, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5502	Closed on April 11, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5481	Closed on February 2, 2012
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5529	Closed on February 4, 2012
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5510	Closed on January 14, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5545	Closed on April 11, 2013
Eastman Kodak Company	12-10202	Citizens Alliance Bank -Lake Lillian, 431 Lakeview Street PO Box 12 Lake Lillain, MN 56253	5537	Closed on February 4, 2012
Eastman Kodak Company	12-10202	ESL Federal Credit Union, 225 Chestnut Street Rochester, NY 14604-2424	0512	2,707
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10080	7561	175,191
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10081	5762	91,130
Eastman Kodak Company	12-10202	J P Morgan Chase, 270 Park Ave., New York, NY 10081	0023	61,434
Eastman Kodak Company	12-10202	Keybank 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	2200	-
Eastman Kodak Company	12-10202	Keybank 303 Broadway, 16th Floor OH-18-30-1603 Cincinnati, OH 45202	7435	7,213
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	7407	10,645,364
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	6372	-
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	1396	-
Eastman Kodak Company	12-10202	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	3104	-
Eastman Kodak Company [B]	12-10202	Bank of New York Mellon, One Wall Street 14th Floor New York, NY 10286	3563	-
Eastman Kodak Company [B]	12-10202	Citibank, N.A., 227 West Monroe Street GBK-25 Chicago, IL 60606	6598	-
Eastman Kodak Company [B]	12-10202	Bank of America, 602 Peachtree St NE 10th Floor Atlanta, GA 30308	9093	-
Eastman Kodak Company	12-10202	Wells Fargo Bank, CTS ABS Wilmington DE WFBNA, 919 N. Market St, 16th Floor Wilmington, DE 19801-3023	8200	Closed on December 28, 2012
Eastman Kodak International Capital Co. Inc.	12-10204	Citibank, N.A., 388 Greenwich Street 23rd Floor, New York, NY 10013	5123	-
FPC Inc.	12-10206	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0008	5127	-
FPC, Inc.	12-10206	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2888	-
FPC, Inc.	12-10206	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2900	30,000
FPC, Inc.	12-10206	BNL Banca Nazionale del Lavoro - Agenzia Cinisello Balsamo - Piazza Gramsci 34, 20092 Cinisello Balsamo (MI) Italy	3911	1,940,745
Kodak Imaging Network	12-10210	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0003	1033	-
Laser Pacific Media	12-10213	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	4408	-
Laser Pacific Media	12-10213	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0009	4409	-
NPEC Inc	12-10214	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0006	9069	-
Qualex Inc.	12-10216	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	2114	-
Qualex, Inc	12-10216	J P Morgan Chase, 270 Park Ave., New York, NY 10081	4930	98,373
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3858	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3861	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3874	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3887	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3890	Closed on March 21, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	2531	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8537	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8540	Closed on June 29, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1062	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9859	Closed on March 21, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	0694	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	1961	Closed on January 31, 2013
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3703	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3716	Closed on January 31, 2013
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3729	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	3174	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	0791	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8010	-
Qualex, Inc.	12-10216	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0001	4332	-
Qualex, Inc.	12-10216	Bank of New York Mellon, 500 Ross Street, Suite 154-1320, Pittsburgh, PA 15262-0002	4421	-
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5568	Closed on March 1, 2012
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5491	Closed on March 1, 2012
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5656	722,013
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5579	39,148
Qualex, Inc.	12-10216	Ozark Mountain Bank 1115 James Wpps Road Branson, Mo 65616	5480	844,057
Qualex, Inc.	12-10216	PNC Bank, Two Tower Center 23rd Floor, E. Brunswick, NJ 08816	7371	-
Qualex, Inc.	12-10216	SunTrust Bank 3325 Parkway Pigeon Forge, TN 37863	2657	141,203
Qualex, Inc.	12-10216	SunTrust Bank 3325 Parkway Pigeon Forge, TN 37863	2665	28,615
Qualex, Inc.	12-10216	US Bank N.A., Towne Square Branch 5000 Frederica Street, Suite 47 Owensboro, KY 42301	4838	Closed on January 29, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9268	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9307	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9310	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9297	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9271	Closed on May 21, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	9284	Closed on May 21, 2012
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	4195	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	4221	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	4218	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	8434	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	4205	-
Qualex, Inc.	12-10216	Bank of America, 602 Peachtree St NE 10th Floor, Atlanta, GA 30308	4182	-
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4009	8,946
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4017	67
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4041	9
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4106	20,981
Kodak Americas, Ltd	12-10208	CitibankAvenida Canaval Y Moreyra 480, San Isidro, Lima	4114	-
Kodak Americas, Ltd	12-10208	Banco de CréditoJuan de Arona 893, Piso 11 - San Isidro, Lima	1086	(15)
Kodak Americas, Ltd	12-10208	Banco de CréditoJuan de Arona 893, Piso 11 - San Isidro, Lima	0193	(15)
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5026	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5034	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5069	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5603	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5638	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5654	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5001	Closed on October 31, 2012
Kodak Americas, Ltd	12-10208	Citibank N.A. / Cerrito 455, Montevideo, Uruguay	5613	Closed on October 31, 2012
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8001	260,452
Kodak (Near East), Inc.	12-10207	CITIBANK INTL PLC, GREECE BRANCH , 8, OTHONOS STREET, Athens 10557, Greece	0073	280,396
Kodak (Near East), Inc.	12-10207	AMAROUSION BRANCH 146, 60, KIFISSIAS AVENUE, 151 25 AMAROUSION ATTICA, Athens, Greece	1217	73,792
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8605	33,462
Kodak (Near East), Inc.	12-10207	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8613	1,584,681
Kodak (Near East), Inc.	12-10207	AMAROUSION BRANCH 107, 42, DIONISOU STREET, 151 24 AMAROUSION ATTICA, Athens Greece	4223	-
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	5188	54,947
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	2098	1,336,384
Kodak (Near East), Inc.	12-10207	Yeditepe Subesi, Buyukdere Cad. No:111 Mecidiyeköy, Sisli, Istanbul Turkey	2627	227,488
Kodak (Near East), Inc.	12-10207	Baglarbasi Subesi, Cumhuriyet Cad. Anıt Sok. No:70-C, 34674 Uskudar, Istanbul, Turkey	5001	526
Kodak Portuguesa Limited	12-10212	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8017	Closed on April 16, 2012
Kodak Portuguesa Limited	12-10212	Citibank N.A Dubai, Al Wasl Branch, Sheikh Rashid Road, PO Box 749, Dubai, UAE	8009	Closed on April 16, 2012
Kodak Philippines, Ltd.	12-10211	Banco De Oro, 'GC Corporate Plaza, Legaspi St., Legaspi Village, Makati City, Philippines	2458	39,543
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6007	600,359
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6031	375,794
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6015	475,198
Kodak Philippines, Ltd.	12-10211	Citibank, Citibank Tower, 8741 Paseo De Roxas, Makati City, Philippines	6023	0

Notes to MOR-1a:
All amounts listed above are the bank balances as of the end of the month. Copies of bank statements and cash disbursement journals are not included in this MOR.  These items will be made available upon request.

[A]: Account set up for adequate assurance per Utility Motion.
[B]: Investment account not currently utilized.

In re Eastman Kodak Company		Form No.	MOR-2
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	30-Jun-13
		Federal Tax I.D. #	16-0417150

Debtor Combined Statement of Operations (Unaudited)
(Amounts in $000's)
			TIME PERIOD:
			6/1/2013 - 6/30/2013
	June
Revenues	$95,755
Cost of sales	76,453
Gross profit	19,302
Selling, general and administrative expenses	16,262
Research and development costs	6,450
Restructuring costs, rationalization and other	4,630
Other operating (income) expenses	939
Loss from continuing operations before interest expense, other income (charges), net, reorganization Items, net and income taxes	(8,979)
Interest expense	15,199
Other income (charges), net	10,941
Reorganization items, net	48,096
Loss from continuing operations before income taxes	(61,333)
Provision (Benefit) for income taxes	(8,842)
Loss from continuing operations	(52,491)
Income (loss) from discontinued operations	(6,530)
Net Loss	$(59,021)

The notes to this monthly operating report are an integral part of these combined financial statements.

The information provided above does not include non-debtor subsidiaries and affiliates. As such, intercompany transactions with non-debtor affiliates have not been eliminated. As a result, the Gross Profit, Net Loss, and other line items are not necessarily reflective of the Company’s consolidated results of operations. The Company’s consolidated results of operations, financial position, and cash flows will be reported on its Form 10-Q (Quarterly) and Form 10-K (Annually), available at www.sec.gov.

In re Eastman Kodak Company		Form No.	MOR-3
		Case No. (Jointly Administered)	12-10202
		Reporting Period:	30-Jun-13
		Federal Tax I.D. #	16-0417150

Debtor Combined Balance Sheet (Unaudited)
(Amounts in $000's)

	As of
	June 30, 2013
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$274,135
Receivables, net	132,756
Receivables and advances from non-debtor entities, net	169,006
Inventories, net	220,732
Deferred income taxes	30,873
Other current assets	17,167
Assets held for sale	179,161
Total current assets	1,023,830

Property, plant and equipment, net	341,437
Goodwill	46,265
Investment in non-debtor entities	1,992,515
Other long-term assets	22,058
Total Assets	$3,426,105

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable, trade	$157,970
Short term borrowings and current portion of long-term debt	830,360
Other current liabilities	250,342
Liabilities held for sale	120,340
Total current liabilities	1,359,012

Long-term debt	370,240
Other long-term liabilities	221,719
Liabilities subject to compromise	2,664,863
Total Liabilities	4,610,992

Shareholders Equity (Deficit)	(1,189,729)
Total Liabilities and Shareholders Equity (Deficit)	$3,426,105

The notes to this monthly operating report are an integral part of these combined financial statements

The information provided above does not include non-debtor subsidiaries and affiliates.  As such, intercompany balances related to non-debtor affiliates have not been eliminated. As a result, the balances reflected above are not necessarily indicative of the Company’s consolidated Balance Sheet.  The Company’s consolidated results of operations, financial position, and cash flows will be reported on its Form 10-Q (Quarterly) Form 10-K (Annually), available at www.sec.gov.

In re Eastman Kodak Company	Form No.	MOR-3a
	Case No. (Jointly Administered)	12-10202
	Reporting Period:	30-Jun-13
	Federal Tax I.D. #	16-0417150

Supplemental Schedule to MOR-3 - WorldWide Cash and Cash Equivalents by Region
(Amounts in $000's)

Debtor Cash and Cash Equivalents per MOR-3		$274,135
Non-Debtor Cash - Canada		18,176
Non-Debtor Cash - Latin America Region		54,373
Non-Debtor Cash - EAMER including KIFL [A]		280,131
Non-Debtor Cash - Greater Asia Region		388,284

Consolidated Cash and Cash Equivalents		$1,015,099

Notes to Supplemental Schedule to MOR-3:
[A]: Includes Europe, Africa, Middle East and Kodak International Finance Ltd ("KIFL")

In re Eastman Kodak Company			Form No.	MOR-4
			Case No. (Jointly Administered)	12-10202
			Reporting Period:	30-Jun-13
			Federal Tax I.D. #	16-0417150

Status of Post-petition Taxes
(Amounts in $'s)
	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Payroll Taxes - Federal	$58,636	$8,528,777	$(8,522,693)	$64,720
Payroll Taxes - State and local	122,356	1,547,888	(1,600,776)	69,468
Real and Personal Property	-	1,144	(1,144)	-
Sales and Use	763,334	1,291,314	(1,207,625)	847,023
Intellectual Property Fees	-	-	-	-
Income / franchise taxes	-	180,100	(180,100)	-
Other	-	3,886	(3,886)	-
Total Taxes	$944,326	$11,553,109	$(11,516,224)	$981,211

Notes to MOR 4:
Eastman Kodak Company and related debtors received authority which allowed the payment of certain pre-petition income, sales, use, franchise and property taxes and other taxes, assessments, fees (including intellectual property) and similar charges. The tax rollforward only reflects the payment of post-petition taxes. Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.

Eastman Kodak Company and related debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.

			Form No.	MOR-7
	In re Eastman Kodak Company		Case No. (Jointly Administered)	12-10202
			Reporting Period:	30-Jun-13
			Federal Tax I.D. #	16-0417150
Debtor Questionnaire

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X	[A]
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X	[B]
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X		[C]
7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X		[D]
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X		[E]
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X		[F]
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

[A]:  During the reporting period, the Company sold certain assets out of the ordinary course of business in accordance with the Order Approving Expedited Procedures for the Sale, Transfer, Donation and/or Abandonment of De Minimis Assets [Docket No. 445].

[B]:  In the Cash Management Order, the Company included an exhibit of all Debtors' bank accounts.  No Debtor obligation has been paid from an account other than those listed on the exhibit.   There are non-debtor bank accounts managed by U.S. staff, but only payments to non-debtor creditors are paid from these accounts.

[C]: Pre-petition payments made during the respective period were based upon approval by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[D]:  Post-petition receivables due from related parties consist of intercompany activities between the Debtors and non-debtors. Due to the volume of transactions, support shall be furnished upon request.

[E]: Pre-petition tax payments were made during the respective period as approved by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[F]:  Post-petition loans received by the Debtors consisted of intercompany activities between the Debtors and non-debtors.  Due to the volume of intercompany transactions, support shall be furnished upon request.